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                                                             Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-22381, 333-2080 and 33-88574.



                                                  ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
   December 24, 1997